Exhibit 10(b)(3)
         Section 906 N-CSR Certification of Principal Executive Officer


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                                IDEX MUTUAL FUNDS
                      FOR THE PERIOD ENDING APRIL 30, 2003
                            FORM N-CSR CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian C. Scott, President and Chief Executive Officer of IDEX Mutual Funds (the "Registrant"), certify that, to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: July 1, 2003                        By: /s/ Brian C. Scott
                                           ----------------------------


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to IDEX Mutual Funds and will be retained by IDEX Mutual Funds and furnished to the Securities and Exchange Commission or its staff upon request.